SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date earliest event reported) February 1, 2001


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.
1-11299      ENTERGY CORPORATION                     13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
    99.10    Release, dated February 1, 2001, issued
             by Entergy.
    99.11    Release, dated February 1, 2001, issued
             by Entergy.



Item 9.   Regulation FD Disclosure

Entergy Corporation

     On February 1, 2001, Entergy Corporation ("Entergy") issued two public announcements, which are attached as exhibits hereto and incorporated herein by reference.





                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:   /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Vice President and
                                             Chief Accounting Officer



Dated: February 1, 2001